                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

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Notes:

                       TRANS LEASING INTERNATIONAL, INC.
                               3000 Dundee Road
                          Northbrook, Illinois 60062


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               October 28, 1996

     The Annual Meeting of Shareholders of Trans Leasing International, Inc. (the "Company") will be held on Friday, December 13, 1996, at 10:00 a.m., at the Sheraton North Shore Hotel, 933 Skokie Boulevard, Northbrook, Illinois 60062 for the purpose of considering and acting upon the following:

(1)  The election of six directors.

(2) Ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending June 30, 1997.

(3)  Such other matters as may properly come before the meeting.

     The Board of Directors has fixed November 15, 1996, at the close of business, as the record date for the determination of shareholders entitled to vote at the meeting, and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The stock transfer books will not be closed. A copy of the list of shareholders entitled to vote at this meeting will be available for examination by any shareholder of record for any purpose germane to the meeting during normal business hours at the Company's offices, 3000 Dundee Road, Northbrook, Illinois 60062, during the period preceding this meeting. A copy of the Company's 1996 Annual Report is being concurrently mailed to each person on such list.

     Whether or not you expect to be present at the meeting, please date, sign and return the enclosed proxy, which is solicited by the Board of Directors. The proxy is revocable and will not affect your right to vote in person, in the event you attend the meeting.

                                       By Order of the Board of Directors



                                                Norman Smagley
                                         Vice President, Finance and
                                           Chief Financial Officer

October 28, 1996


                        YOU ARE URGED TO DATE AND SIGN
                       THE ENCLOSED PROXY AND RETURN IT
                             PROMPTLY.  THANK YOU.

                       TRANS LEASING INTERNATIONAL, INC.
                               3000 Dundee Road
                          Northbrook, Illinois 60062

                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of Trans Leasing International, Inc., a Delaware corporation (hereinafter, the "Company"), for use at the Annual Meeting of Shareholders (hereinafter, the "Annual Meeting") to be held on December 13, 1996 and any adjournment thereof. Proxies in the accompanying form, properly executed and received by the Secretary prior to the meeting and not revoked, will be voted FOR the election of directors as set forth herein (unless otherwise designated) and FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending June 30, 1997. Any proxy may be revoked at any time before it is exercised by giving notice to the Company prior to or at the Annual Meeting. The approximate date of mailing of this Proxy Statement is November
22, 1996.  The cost of soliciting proxies will be borne by the Company.   In
addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company by telephone, telex, in person or otherwise.

     Only holders of Common Stock, par value $.01 per share, of the Company (hereinafter, the "Common Stock") of record on the books of the Company at the close of business on November 15, 1996 will be entitled to vote at the Annual Meeting. As of October 25, 1996, there were 4,015,755 shares of Common Stock outstanding, the holders of which are entitled to one vote per share. A majority of the outstanding Common Stock of the Company will constitute a quorum for the transaction of business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained.

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of six directors, all of whom will be elected at the Annual Meeting. The directors to be elected at the Annual Meeting shall hold office until the 1997 Annual Meeting of Shareholders and until their successors shall have been elected and qualified. If the accompanying form of proxy is properly executed, the persons named as proxies therein will (unless otherwise designated) vote the shares of Common Stock represented by such executed proxy for the election of the six persons named below. In case any of the nominees is not a candidate at the meeting, an event which the Board of Directors does not anticipate, the enclosed proxy may be voted for a substitute nominee and (unless otherwise designated) will be voted for the other nominees named. Information supplied by the directors concerning their ages, business experience, periods of service as directors and the number of shares of Common Stock of the Company beneficially owned as of October 25, 1996 is shown below.

NOMINEES FOR ELECTION AT THE 1996 ANNUAL MEETING:

                                                                                           Served as         Shares
                                            Business Experience and                        a Director      Beneficially
Name                        Age               Other Information                               Since            Owned
----------------------------------------------------------------------------------------------------------------------

Larry S. Grossman           47      Chairman of the Board of Directors and                August 1991         39,000
                                    Chief Executive Officer of the Company
                                    since October, 1996. Chairman and Chief
                                    Executive Officer of FluoroScan Imaging
                                    Systems, Inc. (the manufacturer of the
                                    FluoroScan Imaging System, a fluoroscopic
                                    device) from 1982 to 1986 from 1989 to
                                    present; Chief Operating Officer and Director


                                                                                           Served as         Shares
                                            Business Experience and                        a Director      Beneficially
Name                        Age               Other Information                               Since            Owned
----------------------------------------------------------------------------------------------------------------------

                                    of Pain Prevention Labs, Inc. (a manufacturer
                                    of an electronic dental anesthesia device) from
                                    1986 to 1989; President, Chief Executive Officer
                                    and Director of the Company from 1981 to 1982
                                    and Vice President and Director of the Company
                                    from 1972 to 1981.

Michael J. Heyman           43      President and Chief Operating Officer of the          August 1991          39,000
                                    Company since October, 1996.
                                    Chairman of MOKSHA Worldwide, Inc.
                                    (an international marketing and merchandising
                                    concern in the apparel industry) since 1994;
                                    Senior Vice President of Heyman Corporation
                                    (an international marketing and merchandising
                                    concern in the apparel industry) from 1982 to 1994.

Larry Bier(a)(b)            44      Vice President of Advertising for the Radio           October 1996              0
                                    Shack Division of Tandy Corporation since
                                    September 1992. Advertising Director of
                                    Circuit City Stores, a retail electronics
                                    chain, from January 1989 to August 1992.

Clifford V. Brokaw, III(a)  68      President and Chief Executive Officer of              June 1992           150,000
                                    Invail Energy, Inc. (an Oklahoma based
                                    oil and gas production company) from 1977
                                    to 1995.  Prior to that time, he was a
                                    general partner of Eastman Dillon, Union
                                    Securities & Co., an investment banking firm
                                    based in New York City.

Mark C. Matthews(d)         44      Partner with the Argent Group (a                      August 1991          35,000
                                    developer of commercial and residential
                                    real estate) since 1985.

John W. Stodder(b)(c)       73      Independent corporate finance and                     February 1986-       70,000
                                    acquisition consultant since 1987;                    August 1991
                                    Director and Vice-Chairman of Jostens,                and since
                                    Inc. (a manufacturer of educational,                  June 1992
                                    recognition and technical products and
                                    services for schools and businesses)
                                    since 1978; Director of Talley
                                    Industries, Inc. (a manufacturer of
                                    industrial and defense products and
                                    developer of real estate) since 1970;
                                    Director of Stevens Graphics Corp.,
                                    (a manufacturer of high volume
                                    packaging and printing machinery and
                                    equipment) since 1992.

(a)   Member of the Audit Committee of the Board of Directors.
(b)   Member of the Compensation Committee of the Board of Directors.
(c)   Chairman of the Audit Committee of the Board of Directors.
(d)   Chairman of the Compensation Committee of the Board of Directors.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company provides health and life insurance policies for the parents of Larry S. Grossman. The cost to the Company of these policies did not exceed $25,000 for the year ended June 30, 1996.

     The Company leases one automobile and certain equipment to Mark C. Matthews, a director of the Company, and his affiliates. The remaining required lease payments on such leases at October 25, 1996, were approximately $23,000 in the aggregate.

     The Company leases an automobile and office equipment to MOKSHA Worldwide, Inc., of which Michael J. Heyman, a director of the Company, is President. The remaining required lease payments on these leases at October 25, 1996, were approximately $20,000 in the aggregate.

INFORMATION REGARDING THE BOARD OF DIRECTORS

     The Board of Directors held eight meetings during fiscal 1996. Each director (other than Mr. Bier who did not serve as a director in fiscal 1996) attended at least six of the eight meetings of the Board of Directors and all of the meetings for the Board Committees on which such director served.

     The Audit Committee of the Board of Directors meets with management of the Company and the Company's independent auditors to discuss the scope and the results of the annual audit by the independent auditors, the fees for the services to be performed by the independent auditors and the Company's internal control structure. During fiscal 1996, the Audit Committee consisted of Mr. Brokaw, Mr. L. Grossman and Mr. Heyman and met once. No officers of the Company serve on the Audit Committee. Mr. L. Grossman and Mr. Heyman resigned as members of the Audit Committee upon their appointments as officers of the Company in October 1996.

     The Compensation Committee of the Board of Directors reviews and recommends salaries and other forms of compensation of elected Company officers, grants options under the Company's 1986 Employees Stock Option and Performance Unit Plan and administers such plan, and reviews other personnel and compensation matters with the Company's management. The Compensation Committee grants options under the 1992 Executive Management Group Stock Option Plan and administers such plan. During fiscal 1996, the Compensation Committee consisted of Mr. Heyman, Mr. Matthews and Mr. Stodder and met once. No officers of the Company serve on the Compensation Committee. Mr. Heyman resigned as a member of the Compensation Committee upon his appointment as an officer of the Company in October 1996.

     The Board of Directors does not have a nominating committee.

     Each director who is not an officer of the Company received a fee of $12,000 per year and is reimbursed for out-of-pocket expenditures incurred to attend Board and Committee meetings. The Company's directors have also been granted warrants to purchase shares of Common Stock. See "Directors" Warrants'.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent beneficial owners also are required, by rules promulgated by the SEC, to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Form 5 filings were required, the Company believes that during fiscal 1996 all of its officers, directors and greater than ten percent beneficial owners complied with Section 16(a) filing requirements applicable to them, except for Joseph Rabito, who failed to file on a timely basis a Form 5 for the fiscal year ended June 30, 1996, relating to four purchases of Common Stock in connection with dividend reinvestments, and except for the failure to file a Form 4 by each of Mr. L. Grossman, Mr. Heyman, and Mr. Matthews in connection with the granting of warrants in May 1996.

CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of October 25, 1996 (a) by each person known by the Company to own beneficially more than five percent of such outstanding Common Stock, (b) by each executive officer and director of the Company and (c) by all executive officers and directors of the Company as a group. Each of such shareholders has sole voting and investment power as to shares shown unless otherwise noted.

                                                                           Shares Owned               Percent
                  Name                                                   Beneficially (1)          of Class (2)

       Estate of Richard Grossman                                           1,927,000                   48%
       Larry S. Grossman                                                       39,000                    *
       Norman Smagley                                                          10,000                    *
       Joseph Rabito                                                           63,521                    2%
       Andre Lerman                                                            10,000                    *
       Clifford V. Brokaw, III                                                150,000                    4%
       Michael J. Heyman                                                       39,000                    *
       Mark C. Matthews                                                        35,000                    *
       John W. Stodder                                                         70,000                    2%
       All Directors and Officers as a Group (9 Persons)                      416,521                   10%


       *  Indicates less than 1% of outstanding shares.

       (1) These figures include shares covered by options or warrants as follows: Larry S. Grossman - 35,000; Norman Smagley -10,000; Joseph Rabito -61,156; Andre Lerman - 10,000; Clifford V. Brokaw, III - 35,000; Michael J. Heyman - 35,000; Mark C. Matthews - 35,000; John
            W. Stodder - 65,000; and all officers and directors as a group - 286,156.

       (2)  Percentages are rounded to the nearest whole percentage point.

EXECUTIVE COMPENSATION

     The following table sets forth the total annual compensation paid or accrued by the Company during fiscal years 1994, 1995 and 1996 to the Company's then Chief Executive Officer and to each of the Company's Executive Officers other than the Chief Executive Officer.



                          SUMMARY COMPENSATION TABLE




                                                                              LONG TERM
                                                  ANNUAL COMPENSATION        COMPENSATION
                                         ----------------------------------  --------------     ALL OTHER
NAME AND                     YEAR        SALARY       BONUS   OTHER ANNUAL   AWARDS-OPTIONS    COMPENSATION
PRINCIPAL POSITION                        ($)          ($)    COMPENSATION      /SARs(#)           ($)
-------------------          ----       --------    --------  ------------    -------------    -------------
Richard Grossman,            1996       $286,000    $ 36,000    $ 11,000         25,000        $   -
President, Chief             1995        272,000      34,000      35,000            -              -
Executive Officer,           1994        259,000        -         20,000            -           23,000
& Chairman of the
Board of Directors (1)

Norman Smagley,              1996        122,000      15,000       1,000         10,000          5,000
Vice President, Finance      1995        116,000      14,000         -              -            2,000
& Chief Financial Officer    1994 (2)     30,000         -           -           10,000 (3)        -

Joseph Rabito,               1996        130,000      17,000       7,000         50,657          3,000
Vice President,              1995        116,000      14,000       2,000          1,156 (4)        -
Operations                   1994        110,000         -         2,000         10,000 (3)      2,000


(1)   Richard Grossman passed away in October 1996.

(2) Norman Smagley became Vice President, Finance and Chief Financial Officer in March 1994. His annualized salary for fiscal 1994 was $110,000.

(3) These options were cancelled in connection with the issuance of options in fiscal 1996.

(4) 657 of these options were cancelled in connection with the issuance of options in fiscal 1996.

     Some of the persons included in the preceding table received certain non-cash compensation during fiscal 1996. Except in the case of Richard Grossman, such compensation did not exceed, in the case of any named individual, 10 percent of the cash compensation of such individual or, in the case of the group, 10 percent of the cash compensation for the group. The Company provided Richard Grossman with the use of an automobile and paid the premiums for split dollar life insurance policies with a face value of $5,474,000 for Richard Grossman, $500,000 for his former wife, and $100,000 for each of his three children. The premiums paid on these policies in fiscal 1996 did not exceed $125,000. These policies provide that in the event of the death of the insured, the Company will receive from the death benefits payable under the policy the amount of the premiums previously paid by the Company. The cash surrender value of these policies, up to the cumulative amount of the premiums paid by the Company, is assigned to the Company. Annual increases in cash surrender value have exceeded premiums paid by the Company in each of the past three fiscal years.

     The following table sets forth the number of shares of the Company's Common Stock subject to stock options granted to the individuals listed in the Summary Compensation Table during fiscal 1996 pursuant to the 1992 Executive Management Group Stock Option Plan and the 1986 Employees Stock Option and Performance Unit Plan, together with related information.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                           POTENTIAL REALIZABLE
                                                                                             VALUE AT ASSUMED
                                                                                              ANNUAL RATES OF
                                               PERCENT OF                                       STOCK PRICE
                                             TOTAL OPTIONS     EXERCISE                       APPRECIATION FOR
                                  OPTIONS       GRANTED        OR BASE                           OPTION TERM
                                  GRANTED     TO EMPLOYEES      PRICE       EXPIRATION     -------------------------
NAME                               (#)(1)    IN FISCAL YEAR     ($/SH)         DATE          5% ($)          10% ($)
--------------------             --------    --------------    --------     ----------     ---------         --------
Name
Richard Grossman (2)                25,000        11.9%         $3.50         11/21/00       $22,180         $50,903
Norman Smagley                      10,000         4.7           3.50         11/21/00         8,872          20,361
Joseph Rabito                        5,657         2.7           3.50         11/21/00         2,712           6,083
                                    25,000        11.9           3.25          11/2/00        28,430          57,153
                                    20,000         9.5           3.50         11/21/00        17,744          40,723



(1)   Options are immediately exercisable.

(2) Richard Grossman passed away in October 1996. All of his outstanding options were automatically forfeited upon his death.

     The following table sets forth the number of shares of the Company's Common Stock subject to stock options exercised by the individuals listed in the Summary Compensation Table during fiscal 1996, together with related information, and the value of the unexercised options.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR,
                       AND FISCAL YEAR-END OPTION VALUES

                            SHARES                             NUMBER OF                         VALUE OF UNEXERCISED
                          ACQUIRED ON     VALUE            UNEXERCISED OPTIONS                   IN-THE-MONEY OPTIONS
                            EXERCISE     REALIZED         AT FISCAL YEAR-END (#)                AT FISCAL YEAR-END ($)
NAME                          (#)          ($)          (EXERCISABLE/UNEXERCISABLE)           (EXERCISABLE/UNEXERCISABLE)
--------------------     ------------    --------       ---------------------------           ---------------------------
Richard Grossman (1)           -          $  -                  25,000 / 0                       $  -       /      $  0
Norman Smagley                 -             -                  10,000 / 0                          -       /         0
Joseph Rabito                  -             -                  51,156 / 0                      4,750       /         0


(1) Richard Grossman passed away in October 1996. All of his outstanding options were automatically forfeited upon his death.

DIRECTORS' WARRANTS

     During fiscal 1996, the Company granted to certain of its current directors warrants entitling them to purchase shares of Common Stock. Each of Larry S. Grossman, Michael J. Heyman, Mark C. Matthews, and Clifford V. Brokaw, III were granted warrants to purchase 35,000 shares of Common Stock at an exercise price of $3.50 per share; and John W. Stodder was granted warrants to purchase 65,000 shares of Common Stock at an exercise price of $3.50 per share. In connection with such grants, warrants to purchase 25,000 and 10,000 shares of Common Stock at exercise prices of $3.25 and $6.00 per share, respectively, held by each of Mr. L. Grossman, Mr. Heyman, and Mr. Matthews were cancelled; warrants to purchase 10,000 and 25,000 shares of Common Stock at exercise prices of $6.00 and $5.25 per share, respectively, held by Mr. Brokaw were cancelled; and warrants to purchase 10,000, 25,000 and 30,000 shares of Common Stock at exercise prices of $6.00, $5.25, and $4.25, respectively, held by Mr. Stodder were cancelled. The exercise prices of such warrants are subject to adjustment in certain events and the warrant holders have the right, under certain circumstances, to have the warrants and shares issuable thereunder included in registrations of the Company's Common Stock.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee (hereinafter, the "Committee"), is comprised of three out of five of the Company's directors. During fiscal 1996, Mr. Matthews served as Chairman of the Committee and Mr. Heyman and Mr. Stodder served as members of the Committee. The Committee reviews and approves the compensation of each of the executive officers of the Company (hereinafter, the "Officers"). The Committee also administers employee stock option plans and other benefit plans.

     The Company's compensation program for Officers is designed to reward such officers for their individual performance and contribution to the Company while at the same time being tied directly to the Company's overall performance. The Committee and the Board of Directors (the "Board") believe that a direct relationship between "Officers" compensation and the Company's performance is a very important factor in achieving the Company's objective of maximizing shareholder value.

     The Company's executive compensation program consists of a base salary and participation in the Officers Bonus Plan (the "Bonus Plan") and the 1992
Executive Management Group Stock Option Plan (the "1992 Plan").   The Officers
may also participate in the Trans Leasing International, Inc. Savings Plan (the "Savings Plan") and the 1986 Employees Stock Option and Performance Unit Plan (the "1986 Plan") with the other salaried employees.

     In 1996, two of the three Officers' base salaries were increased for a cost-of-living adjustment only. The Committee has decided to increase the Officers' base salaries in fiscal 1997 in the same manner. It is the Committee's belief that the potential to earn incremental compensation in the future should be tied directly to the Company's performance and this is accomplished through the other components of the executive compensation program discussed below.

     The minimum financial goals in the 1996 Bonus Plan were met in fiscal 1996. Therefore cash payments were made under that portion of the Plan equal to 12.5 percent of officers' annual compensation. The 1997 Bonus Plan is designed to provide an incentive to the Officers in the form of a cash payment at the end of the fiscal year if the Company achieves certain return on equity performance targets.

     The Committee may also grant to the Officers stock options under the 1986 Plan based on the Committee's evaluation of each Officer's performance. The Committee believes that by providing the opportunity for compensation through equity ownership, management will be more focused on maximizing shareholder value. All options are granted at the then current market value; thus, compensation is earned only on future stock appreciation.

                                        Mark C. Matthews, Chairman
                                        Michael J. Heyman
                                        John W. Stodder

REPORT ON REPRICING OF OPTIONS

     On November 21, 1995, the Committee, on the recommendation of management, determined to amend the Company's outstanding stock options, including those held by the executive officers named in the Summary Compensation Table above, to reduce the exercise prices of such options. The Committee felt that, in light of the depressed market prices of the Common Stock in recent years, such reduction was necessary in order to allow the options to provide the executive officers and others with appropriate incentives.

     The following table provides details of such option repricing.

                                                                                                       LENGTH OF
                                         NUMBER OF     MARKET PRICE     EXERCISE                        ORIGINAL
                                        SECURITIES     OF STOCK AT      PRICE AT                      OPTIONAL TERM
                                        UNDERLYING       TIME OF         TIME OF                       REMAINING AT
                                          OPTIONS      REPRICING OR   REPRICING OR      NEW         DATE OF REPRICING
                                        REPRICED OR     AMENDMENT      AMENDMENT      EXERCISE        OR AMENDMENT
NAME                        DATE        AMENDED (#)       ($)             ($)         PRICE ($)         (MONTHS)
--------------------      ---------    ------------    ----------     ------------   ----------     -----------------
Richard Grossman (1)       11/21/95       25,000          3.50           6.00           3.50                24
Norman Smagley             11/21/95       10,000          3.50           4.00           3.50                40
Joseph Rabito              11/21/95          657          3.50           5.25           3.50                21
                                          10,000          3.50           4.25           3.50                 9
                                          10,000          3.50           5.75           3.50                32

(1) Richard Grossman passed away in October 1996. All of his outstanding options were automatically forfeited upon his death.

                                                      Mark C. Matthews, Chairman
                                                      Michael J. Heyman
                                                      John W. Stodder

STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the total return of the Company's Common Stock with the Center for Research in Securities Prices ("CRSP") Total Return Index for the NASDAQ Stock Market (U.S. Companies) and the CRSP Total Return Index for NASDAQ Financial Stocks. The increase in value of an initial $100 investment over the indicated time periods is plotted on the following graph.

                               [GRAPH APPEARS HERE]

                                     NASDAQ
                        ------------------------------------
                          U.S.
                        Companies    Financials       TL11
Measurement period      ---------    ----------    ---------
(Fiscal year Covered)     Index        Index         Index
---------------------   ---------    ----------    ---------
6/91                    $100.00       $100.00      $100.00

6/92                    $120.13       $138.87      $199.96

6/93                    $151.08       $182.50      $160.94

6/94                    $152.52       $206.03      $136.56

6/95                    $203.59       $235.56      $146.31

6/96                    $261.37       $306.83      $134.12


NASDAQ U.S. Companies --  NASDAQ Financials --  Trans Leasing International --

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Upon recommendation by the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP as independent auditors for the Company's fiscal year ending June 30, 1997. The Company has been advised that Deloitte & Touche LLP has no relationship with the Company or its subsidiaries other than that arising from their role as the Company's auditors.

     Representatives of Deloitte & Touche LLP are expected to be present at the 1996 Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions relating to that firm's examination of the Company's financial statements for fiscal 1996.

               DISCRETIONARY VOTING OF PROXIES IN OTHER MATTERS

     The Board of Directors of the Company does not know of any other matters that are to be presented for action at the meeting. Should any other matter come before the meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     All proposals of shareholders intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company at its executive offices no later than the close of business on July 25, 1997 for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                               VOTING PROCEDURES

     Under Delaware law and the Company's Certificate of Incorporation and By-laws, if a majority of the shares entitled to vote is present at the meeting in person or by proxy (i) the six nominees for election as directors who receive the greatest number of votes cast for the election of directors at the meeting by the shares present in person or by proxy and entitled to vote shall be elected directors and (ii) proposal 2 and any other matters submitted to a vote of the shareholders must be approved by the affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the matter. In the election of directors, any action other than a vote for a nominee will have the practical effect of voting against the nominee. Abstention from voting will have the practical effect of voting against any of the other matters since it is one less vote for approval. Broker nonvotes on one or more matters will have no impact on such matters since they are not considered "shares present" for voting purposes.

                            ADDITIONAL INFORMATION

     This solicitation is being made by the Company. All expenses of the Company in connection with solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company by telephone, telex, in person or otherwise, without additional compensation. The Company will request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials.

     The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1996 as filed with the Securities and Exchange Commission, including the financial statements contained therein. Requests for copies of such Annual Report on Form 10-K should be directed to the Secretary of the Company.

                                    By Order of the Board of Directors


                                              Norman Smagley
                                        Vice President, Finance and
                                          Chief Financial Officer

October 28, 1996

PROXY                                                                     PROXY

                       TRANS LEASING INTERNATIONAL, INC.

        This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on December 13, 1996


     The undersigned Shareholder of Trans Leasing International, Inc. (the "Company") hereby appoints Larry S. Grossman and Norman Smagley, and each of them, proxies, with power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held at the Sheraton North Shore Hotel, 933 Skokie Boulevard, Northbrook, Illinois 60062 on Friday, December 13, 1996 at 10:00 a.m., CDT, or any postponement or adjournment thereof.


           PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

               (Continued and to be signed on the reverse side.)

PLEASE MARK YOUR VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [_]

[                                                                          ]

1. Election of Directors -                                   FOR    WITHHOLD    FOR ALL (Except Nominee(s) written below)

Nominees: Larry S. Grossman, Michael J. Heyman,              [_]    [_]         [_]

Clifford V. Brokaw, III, Mark C. Mathews, Larry Bier and John W. Stodder.

2. Ratification of Appointment of
    Independent Auditors -                                   FOR    AGAINST     ABSTAIN
                                                             [_]    [_]         [_]
   Ratification of the appointment of Deloitte & Touche
   LLP as the Company's Independent auditors for
   the fiscal year ending June 30, 1997.


3. Discretionary Voting of Proxies on Other Matters - In the discretion of proxies, in the transaction of such other business which may properly come before this meeting: all as described in the Notice of 1996 Annual Meeting of Shareholders and related Proxy Statement.

The Board of Directors Favors A Vote FOR Items 1 And 2. The Shares Represented By This Proxy Will Be Voted As Directed, But Where No Direction is Given, Those Shares Will Be Voted FOR Such Item(s).

                                                  Dated:
                                                        -----------------, 1996
Signature(s)
            -------------------------------------------------------------------

-------------------------------------------------------------------------------
Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.